UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

ACTINIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36374	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 7th Floor, New York, NY 10016

(Address of Principal Executive Offices)

Registrant’s telephone number: (646) 677-3870

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	ATNM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 16, 2020, Actinium Pharmaceuticals, Inc. (the “Company”) announced the commencement of a proposed public offering of its common stock (or pre-funded warrants to purchase common stock in lieu thereof).

In connection with the Company’s proposed public offering, the Company suspended, and during the duration of the proposed public offering, is no longer offering any securities pursuant to (i) the prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2018, relating to the offer and sale of shares of our common stock pursuant to a purchase agreement, dated October 18, 2018, with Lincoln Park Capital Fund, LLC (the “Lincoln Park Agreement”), and (ii) the prospectus supplement filed with the SEC on December 28, 2018, relating to the offer and sale of shares of our common stock pursuant to the Amended and Restated At Market Issuance Sales Agreement, dated December 28, 2018, with B. Riley FBR, Inc. and JonesTrading Institutional Services LLC (the “ATM Sales Agreement”). The Company will not make any sales of securities pursuant to the Lincoln Park Agreement and the ATM Sales Agreement unless and until a new prospectus supplement is filed with the SEC; however, the Lincoln Park Agreement and the ATM Sales Agreement remain in full force and effect.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actinium Pharmaceuticals, Inc.

Date: June 16, 2020	/s/ Sandesh Seth
Name: Sandesh Seth
Title: Chief Executive Officer and Chairman

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